UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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DGT Holdings Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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DGT HOLDINGS CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 8, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of DGT Holdings Corp., a New York corporation (the “Company”), will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on Tuesday, March 8, 2011 at 10 a.m., Eastern time, or at any adjournment or postponement thereof, for the following purposes:

1.	To elect five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualify;

2.	To approve an amendment to the Company’s 2007 Incentive Stock Plan to increase the number of shares authorized and reserved for issuance thereunder by 300,000 shares;

3.	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

4.
To consider and act upon an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement;

5.	To ratify the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending July 30, 2011; and

6.	To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the proxy statement accompanying this notice.  The Company’s Board recommends that you vote FOR proposals 1, 2, 3 and 5 and that you choose that the frequency of the advisory vote under proposal number 4 be annual.  The Meeting may be postponed or canceled by action of the Board upon public notice given prior to the time previously scheduled for the Meeting or adjourned by action of the chairman of the Meeting.  Only shareholders of record at the close of business on January 19, 2011 are entitled to vote at the Meeting.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  The Company believes these rules allow us to provide shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Meeting.

All shareholders are cordially invited to attend the Meeting in person.  However, to ensure your representation at the Meeting, you are urged to vote as promptly as possible.  Any shareholder attending the Meeting may vote in person even if such shareholder has returned a proxy, as long as the shares are held in the shareholder’s name or the brokerage firm, bank or other holder of record acting as the shareholder’s nominee confirms the shareholder’s ownership in writing.  A list of shareholders entitled to vote at the Meeting will be available for inspection at our offices.  If you have any further questions concerning the Meeting or any of the proposals, please contact John J. Quicke at (631) 231-6400.

By Order of the Board of Directors

/s/ John J. Quicke
John J. Quicke
President and Chief Executive Officer

Bay Shore, New York
Dated:  January 26, 2011

2

DGT HOLDINGS CORP.
100 PINE AIRE DRIVE
BAY SHORE, NEW YORK 11706
________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2011
________________

INTRODUCTION

This Proxy Statement is being furnished to shareholders by the Board of Directors of DGT Holdings Corp., a New York corporation (the “Company”), in connection with the solicitation of the proxies in the accompanying form for use at the 2011 Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on Tuesday, March 8, 2011 at 10 a.m., Eastern time, or at any adjournment or postponement thereof.

Beginning on January 26, 2011, the Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Meeting.

GENERAL INFORMATION

Place and Time.  The Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower , 65 East 55th Street, New York, New York 10022 on Tuesday, March 8, 2011 at 10 a.m., Eastern time.

Record Date and Voting.  The Board of Directors fixed the close of business on Wednesday, January 19, 2011, as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting.  Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting.  On the Record Date, there were 3,816,472 shares of the Company’s common stock, $0.10 par value per share (the “Common Stock”), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.  Shareholders may vote in person or by proxy.

Purposes of the Meeting.  The purpose of the Meeting is to vote upon (i) the election of five (5) directors for the ensuing year; (ii) the approval of an amendment to the Company’s 2007 Incentive Stock Plan to increase the number of shares authorized and reserved for issuance thereunder by 300,000 shares; (iii) the consideration and approval of an advisory resolution regarding the compensation of the Company’s named executive officers; (iv) an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement; (v) the ratification of the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending July 30, 2011; and (vi) such other business as may properly be brought before the Meeting and any adjournment or postponement thereof.

Internet Availability of Proxy Materials.  Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials at http://www.proxyvote.com or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of annual meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Quorum.  The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date.  Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the “Votes Cast”) with respect to such matter.

Abstentions and Broker Non-Votes.  Broker “non-votes” and the shares of Common Stock as to which a shareholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting.  A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Neither broker “non-votes” nor abstentions are included in the tabulation of the voting results on Proposals 1, 2, 3 or 4 and, therefore, they will not be counted as votes “FOR” or “AGAINST” such proposals.

Voting of Proxies.  The Board of Directors of the Company is asking for your proxy.  Giving the Board of Directors your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for all, some or none of the director nominees.  You may also vote for or against the other proposals or abstain from voting.  All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted FOR the Company’s five (5) director nominees, FOR proposals 2, 3 and 5, for 1 year for proposal 4 and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Meeting.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument that revokes the proxy or a validly executed proxy with a later date, or by attending the Meeting and voting in person.  The directors receiving a plurality of Votes Cast will be elected to fill the seats of our Board of Directors.  The affirmative vote of a majority of the Votes Cast is required to approve proposals 2, 3 and 5.  For proposal 4, the option receiving the most votes will be the option that has been selected by the shareholders.  As of the Record Date, there were 3,816,472 shares of the Company’s Common Stock issued and outstanding.  The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting.  As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting.

Attendance at the Meeting.  Only holders of Common Stock, their proxy holders and the Company’s invited guests may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you could bring an account statement showing that you beneficially owned shares of Common Stock of the Company as of the Record Date as acceptable proof of ownership.

Costs of Solicitation.  The cost of soliciting proxies will be borne by the Company.  Such costs include the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock.  In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph.  No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.

Stock Splits.  On January 6, 2011, the Company effected a one-for-50 reverse stock split immediately followed by a four-for-one forward stock split of the Company’s common stock for shareholders of record on January 6, 2011 (the “Stock Splits”).  All references to numbers of shares and prices per share in this Proxy Statement reflect the Stock Splits unless otherwise indicated.

Certain Financial Information.  Please take note that the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010 (the “2010 Annual Report”) (without exhibits) is available on the Internet along with this Proxy Statement at http://www.proxyvote.com.

Any shareholder of the Company may obtain without charge copies of the 2010 Annual Report and this Proxy Statement, including the Company’s certified financial statements and any exhibits, as filed with the SEC, by writing to the Corporate Secretary, DGT Holdings Corp., 100 Pine Aire Drive, Bay Shore, New York 11706.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Board is presently comprised of five (5) directors, all of whom were elected at the Company’s Annual Meeting of Shareholders held on January 8, 2010.  Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company.  Directors must be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election.  Directors elected at the Meeting will serve until the next Annual Meeting of Shareholders of the Company and until their successors shall be duly elected and qualify.  Each of the nominees currently serves as a director of the Company.  The terms of office of the current directors expire at the Meeting and when their successors are duly elected and qualify.  The Company has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.  The Board of Directors has no reason to believe that any nominee listed below will be unwilling or unable to serve as director of the Company.

Information with Respect to Nominees

The names and ages of each nominee for director of the Company, each of their principal occupations at present and for the past five (5) years and certain other information about each of the nominees are set forth below:

Name	Age	All Offices With The Company(1)	Director Since
T. Scott Avila	50	Director	2009
James R. Henderson	53	Chairman of the Board and Director	2003
General Merrill A. McPeak	75	Director	2005
James A. Risher	68	Director, Former President and Chief Executive Officer	2005
John J. Quicke	61	Director, President and Chief Executive Officer	2009

(1)  See also the “Committee Membership” chart included in this Proxy Statement

The Company believes that the collective skills, experiences and qualifications of its directors provide the Board of Directors with the expertise and experience necessary to advance the interests of its shareholders.  While the Governance and Nominating Committee has not established any specific, minimum standards that must be met by each director, it uses a variety of criteria to evaluate directors’ qualifications.  In addition to the individual attributes of each director described below, the Company believes directors must exhibit the highest standards of professional and personal ethics and values.  Directors should also possess a broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value, have no current or potential conflict of interest, devote sufficient time to carry out their duties and have the ability to provide insight and practical wisdom based on past experience.

T. Scott Avila has been a member of the Company’s Board of Directors since March 31, 2009.  He has served as Managing Partner of CRG Partners Group, a privately held professional services company since July 2007.  Mr. Avila was also the Managing Partner of CRP Partners, Group, a privately held professional services company from July 2003 through July 2007.  With more than 20 years of management and consulting experience, Mr. Avila brings to the Board of Directors considerable knowledge of financial and operational matters.

James R. Henderson is the Chairman of the Company’s Board of Directors where he has been a director since November 20, 2003.  Mr. Henderson is a Managing Director and operating partner of Steel Partners LLC, a global management firm (“Steel Partners”), which is the manager of Steel Partners Holdings L.P., a global diversified holding company that engages or has interests in a variety of operating businesses through its subsidiary companies (“SPH”).  He has been associated with Steel Partners and its affiliates since August 1999.  Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc., a company formed for the purpose of acquiring one or more businesses or assets (“SP Acquisition”), from February 2007 until October 2009.  Mr. Henderson has been a director (and currently Chairman of the Board) of GenCorp Inc., a manufacturer of aerospace and defense systems, with a real estate segment that includes activities to the entitlement, sale and leasing of its excess real estate assets, since March 2008.  He served as a director of BNS Holding, Inc., a holding company that owned the majority of Collins Industries, Inc., a manufacturer of school buses, ambulances and terminal trucks, between June 2004 and May 2010.  Mr. Henderson also served as a director of SL Industries, Inc., a designer, manufacturer, and marketer of power electronics, motion control, power protection, and specialized communication equipment (“SL Industries”), from January 2002 to March 2010.  He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008.  Mr. Henderson was a director and CEO of the predecessor entity of SPH from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the Vice President of Operations from September 2000 to December 2003.  He was also the CEO of WebBank, a wholly-owned subsidiary of SPH, from November 2004 to May 2005.  He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003.  Mr. Henderson served as the CEO of Gateway Industries, Inc., a former provider of database development and web site design and development services, from December 2001 to April 2008.  From January 2001 to August 2001, he was President of MDM Technologies, Inc., a direct mail and marketing company.  He has been the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, since August 2008, CEO since September 2009 and was Acting CEO from April 2009 to August 2009.  Mr. Henderson is also the Chief Executive Officer and Chairman of the Board of Directors of certain subsidiaries of Point Blank.  On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.  The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing.  Mr. Henderson’s extensive experience advising and managing public companies provides the Board of Directors with well-developed leadership skills and ability to promote the best interests of shareholders.

General Merrill A. McPeak has been a member of the Company’s Board of Directors since April 27, 2005.  General McPeak is the President of McPeak and Associates, a management-consulting firm he founded in 1995.  General McPeak was Chief of Staff of the U.S. Air Force from November 1990 to October 1994, when he retired from active military service.  General McPeak was for several years Chairman of ECC.  He has been a director of Point Blank Solutions since August 2008 and has served as a director of several other public companies, including Tektronix, Inc. and Trans World Airlines, Inc.  Currently, General McPeak is Chairman of the Board of Ethicspoint, Inc., a company providing confidential corporate governance compliance and whistleblower reporting services.  He is a director of Miller Petroleum, Inc., a public company engaged in oil and gas exploration, production and related property management.  He is also a director of Sensis Corp., a privately held manufacturer of military radars and civilian air traffic control systems.  He is an investor in and director of several public and private companies in the early development stage.  General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University.  He is a member of the Council on Foreign Relations, New York City.  General McPeak brings to the Board of Directors extensive management consulting and a successful military career, including his position as Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff, during which time he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the Unites States and abroad and advised the Secretary of Defense, the National Security Council and the President of the United States.  In addition, General McPeak currently serves or has served in the past on the Board of Directors of a number of publicly traded companies.

James A. Risher has been a member of the Company’s Board of Directors since April 27, 2005.  On August 31, 2006, Mr. Risher became the President and CEO of the Company.  On August 28, 2009, Mr. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998.  From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc., a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July 1998.  Mr. Risher has also been a director of SL Industries, Inc. since May 2003 and was a director of New Century Equity Holdings Corp., a holding company seeking to acquire a new business, from October 2004 to January 2010.  As a former President and CEO of the Company and with previous experience in the management of several companies, Mr. Risher provides the Board of Directors with intimate knowledge of the Company and the industries in which it operates.

John J. Quicke was appointed as the Company’s President and Chief Executive Officer on September 1, 2009 and a member of the Company’s Board of Directors on September 17, 2009.  Mr. Quicke is a Managing Director and operating partner of Steel Partners LLC.  Mr. Quicke has been associated with Steel Partners LLC and its affiliates since September 2005.  Mr. Quicke has also served as a director of Rowan Companies, Inc., a contract drilling company, since January 2009.  He has served as a director of ADPT Corporation since December 2007 and as the Interim President and Chief Executive Officer since January 2010.  He served as a director of Angelica Corporation, a provider of health care linen management services, from August 2006 to July 2008.  Mr. Quicke served as Chairman of the Board of NOVT Corporation from April 2006 to January 2008, and served as President and Chief Executive Officer of NOVT Corporation from April 2006 to November 2006.  Mr. Quicke also served as a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from October 2006 to June 2007.  He served as a director of Handy & Harman Ltd. from July 2005 to December 2010.  Mr. Quicke continues to serve as a Vice President of Handy & Harman Ltd., a position he has held since July 2005.  He served as a director, President and Chief Operating Officer of Sequa Corporation, a diversified industrial company, from 1993 to March 2004, and as Vice Chairman and Executive Officer of Sequa Corporation from March 2004 to March 2005.  As Vice Chairman and Executive Officer of Sequa Corporation, Mr. Quicke was responsible for the Automotive, Metal Coating, Specialty Chemicals, Industrial Machinery and Other Product operating segments of the company.  From March 2005 to August 2005, Mr. Quicke occasionally served as a consultant to Steel Partners and explored other business opportunities.  Mr. Quicke brings to the Board of Directors significant managerial experience and technical expertise, having served in senior management positions and as a director of several public companies, in addition to being a Certified Public Accountant and a member of the AICPA.

During the Company’s fiscal year ended July 31, 2010, the Board of Directors held twelve (12) regularly scheduled and special meetings.  During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods during which such director served on such committee).

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders.  One (1) former and three (3) of the current Board members who were elected at the 2010 Annual Meeting of Shareholders attended such meeting.

The Company has three standing committees:  the Audit Committee (the “Audit Committee”), the Compensation Committee (the “Compensation Committee”), and the Nominating and Governance Committee (the “Nominating Committee”).  Each of these committees has a written charter approved by the Board of Directors.  A copy of each charter can be found under the “Investor Relations” section of our website at www.dgtholdings.com.

The members of the committees are identified in the following table.

COMMITTEE MEMBERSHIP

Director	Audit Committee	Compensation Committee	Nominating And Governance Committee
James R. Henderson*	-	-	Chair
General Merrill A. McPeak*	X	Chair	X
T. Scott Avila*	Chair	X	X
John J. Quicke	-	-	-
James A. Risher	-	-	-
Gerard M. Czarnecki*/**	Former Chair**	Former Member**	Former Member**

*           Independent
**         Mr. Czarnecki resigned from the Board of Directors, effective April 1, 2010.

Audit Committee

The Audit Committee is responsible for reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, which management and the Board of Directors have established, the performance and selection of independent auditors, and the Company’s audit and financial reporting processes.  The Audit Committee held four (4) meetings during the last fiscal year.  The Board of Directors has determined that Mr. Avila is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.  Although the Company is currently not listed on any exchange, Mr. Avila and Gen. McPeak are considered to be “independent directors” as defined in Rule 5605 of the Listing Rules of the NASDAQ Stock Market.

Compensation Committee

The basic responsibility of the Compensation Committee is to review the performance and development of management in achieving corporate goals and objectives and to ensure that the Company’s senior executives are compensated effectively in a manner consistent with the Company’s strategy, competitive practice, and the requirements of the appropriate regulatory bodies.  Toward that end, the Compensation Committee oversees all of the Company’s compensation, equity and employee benefit plans and payments, including the Company’s DGTC Plan (as defined herein).  This committee held three (3) meetings during the last fiscal year and also included compensation discussions and stock option grant award approvals on a routine basis during Board meetings held during the last fiscal year.  Although the Company is not listed on any exchange, each of the members of the Compensation Committee is an “independent director” as defined in Rule 5605 of the Listing Rules of the NASDAQ Stock Market, and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Nominating Committee

The Nominating Committee is responsible for recommending to the full Board of Directors candidates for election to the Board of Directors.  This committee held one (1) meeting during the last fiscal year.  The Nominating Committee considers nominees proposed by shareholders.  To recommend a prospective nominee for the Nominating Committee’s consideration, shareholders should submit the candidate’s name and qualifications to the corporate secretary in writing to the following address:  DGT Holdings Corp., 100 Pine Aire Drive, Bay Shore, New York 11706, Attn:  John J. Quicke, with a copy to the Company’s General Counsel at the following address:  Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022, Attn:  Jeffrey Spindler, Esq.  Each member of this committee is an “independent director” as defined in Rule 5605 of the Listing Rules of the NASDAQ Stock Market.

In considering Board candidates, the Nominating Committee takes into consideration the Company’s Corporate Governance Guidelines, the Company’s policy regarding shareholder recommended director candidates, as set forth above, and all other factors that it deems appropriate, including, but not limited to, professional and personal ethics and values, experience at the policy-making level in business, commitment to enhancing shareholder value, current or potential conflict of interest, the availability to devote sufficient time to carry out their duties and the ability to provide insight and practical wisdom based on past experience.  Although the Company does not have a formal diversity policy relating to the identification and evaluation of nominees, the Committee, in addition to reviewing a candidate’s background and accomplishments, reviews candidates in the context of the current composition of the Board and the evolving needs of the Company’s businesses.  It is the Board’s policy that at all times at least a majority of its members meet the standards of independence promulgated by NASDAQ and the SEC and as set forth in the Company’s Corporate Governance Guidelines.  Additionally, the Nominating Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to Board service.

Except as set forth above, the Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).  These issues will be considered by the Nominating Committee, which will then make a recommendation to the Board.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.  The Board has determined at this time that the Company’s Chairman should be an Independent Director rather than the Chief Executive Officer.

Board Role in Risk Oversight

Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board.  The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders.  The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management.  To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk.  The Company’s Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures.  The Company’s Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

The Board of Directors relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees.  The Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  The Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices.  The Nominating Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and a commitment to compliance with the law.  Each of these committees is required to make regular reports of its actions and recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.  The Board retains oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends, and capital structure and allocation.

Director Compensation

Director compensation is more fully described below in the “Fiscal Year Ended July 31, 2010 Director Compensation” table located in the “Executive Compensation” portion of this Proxy Statement.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES.

MANAGEMENT

Additional Executive Officers of the Company Who are Not Directors or Director Nominees

Mark A. Zorko, 58, has served as our Chief Financial Officer from August 30, 2006.  From 2000 to 2010, he was a CFO Partner at Tatum, LLC, a professional services firm where he has held CFO positions with public and private client companies.  From 1996 to 1999, Mr. Zorko was Chief Financial Officer and Chief Information Officer for Network Services Co., a privately held distribution company.  His prior experience includes Vice President, Chief Financial Officer and Secretary of Comptronix Corporation, a publicly held electronic system manufacturing company, corporate controller for Zenith Data Systems Corporation, a computer manufacturing and retail electronics company, and finance manager positions with Honeywell, Inc.  Mr. Zorko was a senior staff consultant with Arthur Andersen & Co.  Mr. Zorko served in the Marine Corps. from 1970 to 1973.  He is on the Board of Directors and chairman of the Audit Committee of MFRI, Inc, a publicly held company engaged in the manufacture and sale of piping systems, filtration products, industrial process cooling equipment and the installation of HVAC systems.  Mr. Zorko is on the audit committee for Opportunity Int’l, a microfinance bank, and on the Finance Committee for the Alexian Brothers Health System.  Mr. Zorko earned a BS degree in Accounting from The Ohio State University, an MBA from the University of Minnesota, and completed the FEI’s Chief Financial Officer program at Harvard University.  He is a certified public accountant and a member of the National Association of Corporate Directors.

CORPORATE GOVERNANCE

Our business, property and affairs are managed by, or are under the direction of, the Board of Directors pursuant to the New York Business Corporation Law, our by-laws and our certificate of incorporation.  Members of the Board of Directors are kept informed of our business through discussions with John J. Quicke, our Chief Executive Officer and President, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

The Company maintains a corporate governance page on its website that includes key information about its corporate governance initiatives, including the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and charters for the Audit Committee, the Compensation Committee and the Nominating Committee of the Board.  The corporate governance page can be found at www.dgtholdings.com, by clicking on “Investor Relations,” and then “Corporate Governance.”

The Company’s policies and practices are compliant with the corporate governance requirements of the Sarbanes-Oxley Act of 2002.  The Company’s initiatives have included:

•	The Board has adopted clear corporate governance policies;

•	A majority of the Board members are independent of the Company and its management;

•	All members of the standing Board committees — the Audit Committee, the Compensation Committee, and the Nominating Committee — are independent;

•	The independent members of the Board meet regularly without the presence of management;

•	The charters of the Board committees clearly establish their respective roles and responsibilities;

•	The Company’s employees have received training on, and affirmed the Company’s Code of Business Conduct and Ethics;

•
The Chairman of the Company’s Audit Committee serves as the Company’s Compliance Officer and monitors a hotline available to all employees for reporting business abuses, including the anonymous submission of employee complaints on accounting, internal controls, or auditing matters;

•
The Company has adopted a code of ethics that applies to its principal executive officer and all members of its finance department, including the principal financial officer and principal accounting officer; and

•	The Company has an internal audit control function that maintains oversight over the key areas of its business and financial processes and controls.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at January 19, 2011 by each person or entity (including any “Group” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock.  The percentage ownership of each beneficial owner is based upon 3,816,472 shares of Common Stock issued and outstanding as of January 19, 2011, plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity.  The information presented in this table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.  The information in the following table and the corresponding footnotes reflect the Stock Splits.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of Class
Steel Partners Holdings, L.P. Warren G. Lichtenstein c/o Steel Partners II, L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	1,762,956(2)	46.2%

(1)	Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

(2)
According to information contained in Amendment No. 25 to Schedule 13D filed jointly on January 3, 2011 with the SEC by Mr. Lichtenstein, Steel Partners II, L.P., a Delaware limited partnership (“SP II”), Steel Partners Holdings L.P., a Delaware limited partnership (“SPH”), Steel Partners LLC, a Delaware limited liability company (“Steel Partners”), James R. Henderson and John J. Quicke:  (i) as of the close of business on December 29, 2010, SP II owned directly 1,748,128 shares of Common Stock.  By virtue of their relationships with SP II, as described below, each of SPH, Steel Partners, and Warren G. Lichtenstein may be deemed to beneficially own the shares owned directly by SP II; and (ii) as of the close of business on December 29, 2010, SPH owned directly 14,828 shares of Common Stock.  By virtue of their relationships with SPH, as described below, each of Steel Partners and Warren G. Lichtenstein may be deemed to beneficially own the shares owned directly by SPH.  SPH is the sole limited partner of SP II.  Steel Partners is the manager of SP II and SPH.  Warren G. Lichtenstein is the manager of Steel Partners.  James R. Henderson is a Managing Director and operating partner of Steel Partners.  Mr. Henderson is also a director of the Company.  John J. Quicke is a Managing Director and operating partner of Steel Partners.  Mr. Quicke is also President and Chief Executive Officer and a director of the Company.

Security Ownership of Directors and Management

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at January 19, 2011 by (i) each director; (ii) each Named Executive Officer of the Company and (iii) by all directors and executive officers of the Company as a group.  The percentage ownership of each beneficial owner is based upon 3,816,472 shares of Common Stock issued and outstanding as of January 19, 2011, plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity.  The information presented in this table is based upon the most recent filings with the Commission by such persons or upon information otherwise provided by such persons to the Company.  The information in the following table and the corresponding footnotes reflect the Stock Splits.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of Class
Mark A. Zorko	20,481(2)	*
T. Scott Avila	1,900(2)	*
James A. Risher	21,720(2)	*
James R. Henderson(3)	11,780(2)	*
Merrill A. McPeak	13,358(2)	*
John J. Quicke(4)	8,000(2)	*
All Directors and Executive Officers as a group (6 persons)	77,239(2)	2.0%

*           Represents less than 1% of the outstanding shares of our Common Stock

(1)	Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(2)
Includes shares of our common stock which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of January 19, 2011, in the following amounts:  Mark A. Zorko — 10,400, T. Scott Avila — 1,900, James A. Risher — 20,200, James R. Henderson — 11,780, Merrill A. McPeak — 6,450 and John J. Quicke — 8,000.

(3)
Mr. Henderson is a Managing Director and operating partner of Steel Partners and disclaims beneficial ownership of the (i) 1,748,128 shares of Common Stock owned directly by SP II and (ii) 14,828 shares of Common Stock owned directly by SPH.

(4)
Mr. Quicke is a Managing Director and operating partner of Steel Partners and disclaims beneficial ownership of the (i) 1,748,128 shares of Common Stock owned directly by SP II and (ii) 14,828 shares of Common Stock owned directly by SPH.

Procedures for Contacting Directors

The Company has adopted a procedure by which shareholders may send communications to one or more directors by writing to such director(s) or to the whole Board care of the Corporate Secretary, DGT Holdings Corp., 100 Pine Aire Drive, Bay Shore, New York 11706.  Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the “Commission”).  Such officers, directors and 10% shareholders are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended July 31, 2010, there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders, except as set forth below:

Mr. Risher filed a Statement of Changes in Beneficial Ownership of Securities covering one transaction that occurred on January 8, 2010 on January 20, 2010.

Steel Partners Holdings L.P., Steel Partners II, L.P., Steel Partners LLC and Warren G. Lichtenstein jointly filed an amended Statement of Changes in Beneficial Ownership of Securities to include a transaction that occurred on January 5, 2010 on February 25, 2010.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the elements of compensation paid to each of the named executive officers who served in the fiscal year ended July 31, 2010.  The discussion focuses primarily on the information contained in the following tables and related footnotes, but may also describe compensation actions taken before or after the last completed fiscal year to the extent that such discussion enhances understanding of our compensation philosophy or policies.  The Compensation Committee of the Board, which we refer to in this discussion as the “Committee”, oversees the design and administration of our executive compensation program.

The Role of the Committee

The Committee is responsible for ensuring that the Company’s executive compensation policies and programs are competitive within the markets in which the Company competes for talent and reflect the long-term investment interests of our shareholders.  The Committee reviews and approves the executive compensation and benefits programs for all the Company’s executive officers annually, usually in the first quarter of each fiscal year.  Any options that are granted as a result of the Committee’s executive compensation review and approval process are only granted upon full Board approval of the option grant.  The strike price of such options is set at the closing price of the Company’s stock on the day the options were granted.

With respect to the CEO, the Committee reviews and approves corporate goals and objectives, evaluates the CEO’s performance against these objectives, and based on that evaluation makes recommendations to the Board regarding the CEO’s compensation level, or in the case of our current CEO, the terms of the management services agreement with SP Corporate Services, LLC (“SP Corporate Services”), effective as of September 1, 2009 (the “Services Agreement”), pursuant to which SP Corporate Services provides the non-exclusive services of John J. Quicke to serve as the Company’s CEO and President.

The CEO participates, together with the Committee, in the executive compensation process by:

•	approving perquisites valued at less than $10,000 per year (all perquisites valued at greater than this amount are still approved by the Committee);

•	participating in informal discussions with the Committee regarding satisfaction of performance criteria by executive officers, other than the CEO;

•	providing the Board with recommendations as to who should participate in the DGT Holdings Corp. Incentive Stock Plan and the size of option grants to such participants; and

•	assigning annual budget goals and other objectives that determine bonus awards for the CFO.

Compensation Philosophy and Objectives

The Committee is responsible for ensuring that the Company’s executive compensation policies and programs are competitive within the markets in which the Company competes for talent and reflect the long-term investment interests of our shareholders.  The goal of the executive compensation program is to (a) attract, retain and reward executive officers who contribute to the Company’s success and (b) align executive compensation with the achievement of the Company’s business objectives and the creation of longer-term value for shareholders.  The Committee also strives to balance short and long-term incentive objectives by establishing goals, performance criteria, evaluating performance and determining actual incentive awards that are both effective and efficient.  While the Committee believes that stock ownership by executive officers is an effective way of aligning the common interests of management and shareholders to enhance shareholder value, the Company has not established equity ownership guidelines for its executive officers.

Relationship of Company Performance to Executive Compensation

When determining executive compensation, the Committee also takes into account the executives’ performance in special projects undertaken during the past fiscal year, contribution to improvements in our financial situation, development of new products, marketing strategies, manufacturing efficiencies and other factors.  During the 2010 fiscal year, the Committee focused particularly on progress with respect to improvement in the Company’s revenue growth, operating earnings and the development of a long-term strategic plan for the Company that provides a platform for growth and a return to shareholders.

Satisfaction of certain performance criteria (including initiative, contribution to overall corporate performance and managerial ability) is evaluated after informal discussions with other members of the Board and, for all of the executives other than the CEO, after discussions with the CEO.  No specific weight or relative importance was assigned to the various qualitative factors and compensation information considered by the Committee.  Accordingly, the Company’s compensation policies and practices may be deemed subjective, within an overall published framework based on both the financial and non-financial factors.

Elements of Compensation

The Company’s compensation program is comprised primarily of four elements:  base salary, annual cash bonuses, long-term equity incentives and perquisites.  Together, these four elements are structured by the Committee to provide our named executive officers with cumulative total compensation consistent with our executive compensation philosophy described above.  Each of these elements plays an important role in balancing executive rewards over short- and long-term periods, based on our program objectives.

1.  Management Services Agreement and Base Salary

Pursuant to the Management Services Agreement, we pay SP Corporate Services $30,000 per month (the “CEO Fee”) for the services of John J. Quicke, our President and CEO.  The CEO Fee may be adjustable annually upon mutual agreement by us and SP Corporate Services or at other times upon the amendment of the services to be provided by John J. Quicke.  Our base salary levels and the CEO Fee reflect a combination of factors, including competitive pay levels relative to our peers, the executive’s experience and tenure, our overall annual budget for merit increases and pre-tax profit, the executive’s individual performance, and changes in responsibility.  Base salaries and the CEO Fee are reviewed annually by the Committee at the beginning of the year, but are not automatically increased annually.  We do not target base salary or the CEO Fee at any particular percent of total compensation.  The base salary for our CFO and former CEO are set forth in their employment agreements, which are described in more detail below.

2.  Annual Cash Bonuses

The purpose of the annual cash bonus is to provide a competitive annual cash incentive opportunity that rewards both the Company’s performance toward corporate goals and objectives and also individual achievements.  The annual bonus is a short-term annual incentive paid in cash pursuant to arrangements that cover all executive officers, including the CEO, and provide that a bonus will be paid upon achieving the Company’s annual budget goals.  For fiscal year 2010, the Committee determined that bonuses would be paid out upon the achievement of improvement of revenue and operating income as compared to fiscal year 2010 business plan with targets set for the CEO and CFO of 70% and 45% of their annual base salary respectively.  Incentive targets for fiscal year 2010 were not achieved and as a result, the CEO and CFO did not receive an annual bonus.

3.  Long Term Equity Incentives

A.  DGT Holdings Corp. Stock Option Plan

The purpose of the DGT Holdings Corp. Amended and Restated Stock Option Plan (the “DGTC Plan”), is to provide for the granting of incentive stock options and non-qualified stock options to the Company’s executive officers, directors, employees and consultants.  The Committee administers the DGTC Plan.  Among other things, the Committee:  (i) determines participants to whom options may be granted and the number of shares to be granted pursuant to each option, based upon the recommendation of our CEO;  (ii) determines the terms and conditions of any option under the DGTC Plan, including whether options will be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options; (iii) may vary the vesting schedule of options; and (iv) may suspend, terminate or modify the DGTC Plan.  Any Committee recommendations of awards, options or compensation levels for senior executive officers are approved by the entire Board, excluding any management directors.

Under the DGTC Plan, incentive stock options have an exercise price equal to the fair market value of the underlying stock as of the grant date and, unless earlier terminated, are exercisable for a period of ten (10) years from the grant date.  Non-qualified stock options may have an exercise price that is less than, equal to or more than the fair market value on the grant date and, unless earlier terminated, are exercisable for a period of up to ten (10) years from their grant date.

For the fiscal year ended July 31, 2010, no options to purchase the Company’s common stock were granted under the terms of the DGTC Plan.  The DGTC Plan has expired and no additional options will be awarded under the DGTC Plan.

B.  2007 Incentive Stock Plan

The 2007 Incentive Stock Plan (the “2007 Plan”) is designed to provide an incentive to, and to retain in the employ of the Company and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended, directors, officers, consultants, advisors and employees with valuable training, experience and ability; to attract to the Company new directors, officers, consultants, advisors and employees whose services are considered valuable and to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

The 2007 Plan is administered by the Committee, which has full power and authority to designate recipients of options (as defined in the 2007 Plan) and restricted stock under the 2007 Plan and to determine the terms and conditions of the respective option and restricted stock agreements and to interpret the provisions and supervise the administration of the 2007 Plan.  The Committee also has the authority to designate which options granted under the 2007 Plan will be incentive options and which shall be nonqualified options.

Under the 2007 Plan, the purchase price of each share of Common Stock purchasable under an incentive option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted.  With respect to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the fair market value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a nonqualified option shall not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted.

The term of each option under the 2007 Plan is fixed by the Committee, but no option  under the 2007 Plan is exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted.

For the fiscal year ended July 31, 2010, under the terms of the 2007 Plan, the Company granted (a) John J. Quicke options to purchase 16,000 shares of the Company’s common stock and (b) Mark A. Zorko an option to purchase 2,400 shares of the Company’s common stock.

4.  Perquisites

The Company’s compensation program also includes other benefits and perquisites.  These benefits include annual matching contributions to certain executive officers’ 401(k) plan accounts, car allowances, living allowances and tax gross-ups to cover taxes on certain benefits.  We are selective in our use of perquisites, attempting to utilize perquisites that are within range of modest to competitive within our industry.  The Committee has delegated authority to the CEO to approve such perquisites for other executive officers, but the Committee must separately approve any perquisites that exceed $10,000 per year.

Impact of Tax and Accounting

As a general matter, the Committee always considers the various tax and accounting implications of compensation elements employed by the Company and attempts to structure such compensation in a tax efficient manner.  When determining amounts of long-term incentive grants to executives and employees, the Committee examines the accounting cost associated with the grants.

Current compensation levels for our named executive officers are significantly lower than $1 million at which tax deductions are limited under Internal Revenue Code Section 162(m).  In the event that future annual total compensation for any named executive officer exceeds the $1 million threshold, the Committee intends to balance tax deductibility of executive compensation with its responsibility to retain and motivate executives with competitive compensation programs.  As a result, the Committee may take such actions as it deems in the best interests of shareholders, including:  (i) provide non-deductible compensation above the $1 million threshold; (ii) require deferral of a portion of the bonus or other compensation to a time when payment may be deductible by the Company; and/or (iii) modify existing programs to qualify bonuses and other performance-based compensation to be exempt from the deduction limit.

Fiscal Year 2010 Compensation Decision

For fiscal year 2010, the Committee conducted an evaluation of the performance of the CEO and the CFO against pre-established goals.  Based upon these evaluations, decisions were made regarding salary increases and annual bonuses.  As a result, no salary increases were granted for fiscal year 2010.  Incentive targets for fiscal year 2010 were not achieved and as a result, the CEO and CFO did not receive an annual bonus.

In keeping with our philosophy of aligning management and the shareholder interests and consideration of the future contributions expected of the executive officers, the Committee granted long-term equity incentives to the CEO and CFO.  See the “Fiscal Year Ended July 31, 2010 Grants of Plan-Based Awards” table for equity granted to the Named Executive Officers in fiscal year 2010.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid or earned by the following type of executive officers for each of the Company’s last three completed fiscal years:  (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer for the fiscal year ended July 31, 2010; (ii) individuals who served as, or acted in the capacity of, the Company’s principal financial officer for the fiscal year ended July 31, 2010; (iii) the Company’s three most highly compensated executive officers, other than the principal executive officer and principal financial officer, who were serving as executive officers at the end of the fiscal year ended July 31, 2010; and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended July 31, 2010 (of which there were none).  We refer to these individuals collectively as our named executive officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards	Option Awards(3)	All Other Compensation(2)	Total
John J. Quicke, Chief	2010	$345,000	$-	$-	$77,394	$-	$422,394
Executive Officer (5)

James A. Risher, Former Chief	2010	$38,975	$-	$-	$8,583	$145,418	$192,976
Executive Officer (4)	2009	$318,722	$-	$-	$33,500	$116,256	$468,478
	2008	$319,743	$-	$-	$95,697	$125,944	$541,384

Mark A. Zorko, Chief	2010	$245,000	$-	$-	$12,875	$37,513	$295,388
Financial Officer	2009	$250,864	$-	$-	$13,400	$7,717	$271,981
	2008	$246,571	$-	$-	$38,159	$8,575	$293,305

(1)	The figures reported in the salary and bonus columns represent amounts earned and accrued for each year.

(2)	The amounts in this column include the following executive perquisites and other compensation for fiscal years 2010, 2009 and 2008:

Name	Benefit	2010		2009		2008
James A. Risher (4)	Severance	$106,666		$-		$-
	Living Allowance	24,240		71,165		72,720
	Tax Gross-Ups	14,512		45,091		53,224
		$145,418		$116,256		$125,944

Mark A. Zorko	Bonus for discontinued operations	$30,000		$-		$-
	Car Allowance	6,900		6,900		6,900
	401 (k) Match	613	(2(c))	817	(2(c))	1,675	(2(c))
		$37,513		$7,717		$8,575

2(c)	Company-matching contribution of 50% of the first 4% of salary. Accelerated vesting schedule (100% vested in Company contributions after three (3) years of employment).

(3)
Reflects the aggregate grant date fair value of option awards granted during a calendar year calculated in accordance with ASC 718.  Refer to Note 10 Shareholders' Equity in Item 8 "Stock Option Plan and Warrants" in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010 for details in stock option terms, ASC 718 valuation techniques and assumptions and the fair value of stock options granted.

(4)
On August 28, 2009, James A Risher resigned his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  Mr. Risher continued to receive as severance his base salary and living allowance through December 31, 2009, and the Company continued to pay for Mr. Risher’s medical plan through December 31, 2009.

(5)
On August 28, 2009, John J. Quicke was appointed to serve as President and Chief Executive Officer of the Company, effective September 1, 2009.  As discussed above, we pay SP Corporate Services for the services of Mr. Quicke.

Fiscal Year Ended July 31, 2010 Grants of Plan-Based Awards:

(a)	(b)	(i)	(j)	(k)	(l)
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
John J. Quicke,	08/28/2009	-	8,000(2)	$6.38	$34,478
Chief Executive Officer	01/08/2010	-	8,000(2)	8.13	42,916

James A. Risher, Former Chief Executive Officer(1)	1/08/2010	-	1,600(2)	8.13	8,583

Mark A. Zorko, Chief Financial Officer	1/08/2010	-	2,400(2)	8.13	12,875

(1)	On August 28, 2009, James A. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.

(2)	Granted pursuant to the Company’s 2007 Plan.

These stock options vest and become exercisable as to 25% of such shares on the date of the option grant and 25% on each of the first, second and third anniversaries of the date of the grant.

Employment Agreements

A.  James A. Risher Employment Agreement

Mr. Risher had an employment agreement which expired on August 31, 2009.  On August 28, 2009, James A. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  In connection with the termination of his employment, Mr. Risher received as severance his base salary and living allowance through December 31, 2009, and the Company paid for Mr. Risher’s medical plan through December 31, 2009.

B.  Mark A. Zorko Employment Agreement

The Company and Mr. Zorko entered into a Letter Agreement, dated August 30, 2006 (the “Zorko Employment Agreement”), which remains in effect as of the date hereof, and provides for Mr. Zorko’s employment with the Company as its Chief Financial Officer.  Pursuant to the Zorko Employment Agreement, Mr. Zorko is entitled to an annual salary of $245,000 and received an option grant to purchase 4,800 shares of the Company’s common stock pursuant to and in accordance with the Company’s DGTC Plan.  Mr. Zorko is also entitled to receive an automobile allowance of $575 per month.  In addition, Mr. Zorko was eligible to receive an annual incentive bonus with a target of 45% of his annual base salary based upon achieving the Company’s annual budget and attaining specific objectives assigned by the CEO of the Company.  As a result of the Company not achieving these specific objectives in fiscal year 2010, 2009 or 2008, Mr. Zorko did not receive an incentive bonus for either fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END:

Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

John J. Quicke, Chief Executive Officer	2,000 (3)	6,000 (3)	-	$6.38	08/28/19	-	-	-	-
	2,000 (3)	6,000 (3)	-	8.13	01/08/20	-	-	-	-

James A. Risher, Former Chief Executive Officer	2,000 (2)	-	-	33.75	4/26/15	-	-	-	-
	800 (2)	-	-	28.25	6/13/16	-	-	-	-
	9,600 (2)	-	-	18.75	8/31/16	-	-	-	-
	3,000 (3)	1,000 (3)		33.75	9/17/17	-	-	-	-
	2,000 (3)	2,000 (3)		12.50	12/16/18	-	-	-	-
	400 (3)	1,200 (3)	-	8.13	1/08/20	-	-	-	-

Mark A. Zorko, Chief Financial Officer	4,800 (2)	-	-	18.75	8/31/16	-	-	-	-
	1,600 (2)	-	-	25.00	11/17/16	-	-	-	-
	1,200 (3)	400 (3)		33.75	9/17/17	-	-	-	-
	800 (3)	800 (3)	-	12.50	12/16/18	-	-	-	-
	600 (3)	1,800 (3)	-	8.13	1/08/20	-	-	-	-

(1)	The exercise price per share of each option was equal to the closing price of the shares of Common Stock on the date of grant.

(2)	Granted pursuant to the Company’s DGTC Plan.

(3)	Granted pursuant to the Company’s 2007 Plan.

Potential Payments Upon Termination or a Change in Control

Separation Agreements with Current and Certain Former Named Executive Officers.

James A. Risher

Mr. Risher’s employment agreement terminated on August 31, 2009.  On August 28, 2009, James A. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.

Mark A. Zorko

Pursuant to the Zorko Employment Agreement, Mr. Zorko is entitled to a severance payment in the event his employment is terminated by the Company without cause.  The severance payment is equal to one-year base salary (currently $245,000).  The Company will make no such payment if employment is terminated for cause.

Director Compensation

The Company seeks highly qualified individuals to serve as outside directors and compensates them with a combination of cash fees and stock option grants.  The Company also reimburses Directors for, or pays, travel costs associated with meeting attendance.  There is no retirement plan for outside directors, and no program of perquisites.  The Compensation Committee periodically assesses whether its compensation structure is competitive in terms of attracting and retaining the type and quality of outside directors needed.

Fiscal Year Ended July 31, 2010 Director Compensation:

(a)	(b)	(d)	(g)	(h)
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
T. Scott Avila (4)	36,500	11,483	-	47,983
Gerald M. Czarnecki (4)*	15,500	10,729 (5)	-	26,229
James R. Henderson (Chairman) (4)	31,000 (3)	12,875	-	43,875
General Merrill A. McPeak (4)	38,000	10,729	-	48,729
James A. Risher (4)	26,500	8,583	-	35,083

*	Mr. Czarnecki resigned from the Board of Directors, effective April 1, 2010.

(1)	Fees consist of:

•	Each non-employee director receives an annual retainer of $20,000;
•
Each non-employee director receives an additional fee of $1,000 per each full length Board meeting attended (with lesser compensation for telephonic meetings, at the discretion of the chair of the Board or committee, as applicable);

•	Each non-employee member of each standing committee receives a fee of $500 per each full-length committee meeting attended; and $250 for shorter duration committee meetings attended; and
•
Chairs of the Board and the various standing committees, excepting the Audit Committee, receive double meeting fees.  In lieu of the foregoing, the Chair of the Audit Committee receives an additional $1,000 per Audit Committee meeting.

(2)
During fiscal 2010, Mr. Avila received a grant to purchase 2,000 shares of the Company’s common stock at a weighted average exercise price of $8.73 per share and an aggregate fair value of $11,483; Mr. Czarnecki received a grant to purchase 2,000 shares of the Company’s common stock at an exercise price of $8.13 per share and an aggregate fair value of $10,729; Mr. Henderson received grants to purchase 2,400 shares of the Company’s common stock at an exercise price of $8.13 per share and aggregate fair values of $12,875; General McPeak received a grant to purchase 2,000 shares of the Company’s common stock at an exercise price of $8.13 per share and an aggregate fair value of $10,729 and Mr. Risher received a grant to purchase 1,600 shares of the Company’s common stock at an exercise price of $8.13 per share and an aggregate fair value of $8,583.  Refer to Footnote 10 Shareholders’ Equity in “Stock Option Plan and Warrants” in the Notes to the Consolidated Financial Statements (audited), in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010, for details of stock option plan vesting terms, ASC 718 valuation techniques and assumptions and the fair value of stock options granted.

(3)
In addition to the above meeting fees, the Chairman of the Board receives $750 per each day other than Board meeting days where he or she spends more than half of such day working at the Company facilities.  This amount is included in the amount reflected in Column (b).

(4)
At July 31, 2010, Mr. Avila held an aggregate of 4,000 options to purchase the Company’s Common Stock, of which 1,500 were exercisable; Mr. Czarnecki held an aggregate of 8,000 options to purchase the Company’s Common Stock, all of which were exercisable; Mr. Henderson held an aggregate of 13,280 options to purchase the Company’s Common Stock, of which 10,580 were exercisable; Mr. McPeak held an aggregate of 7,680 options to purchase the Company’s Common Stock, of which 5,490 were exercisable; and Mr. Risher held an aggregate of 22,000 options to purchase the Company’s Common Stock, of which 17,800 were exercisable.

(5)
On February 5, 2010, Gerald M. Czarnecki resigned as Director, effective April 1, 2010.  The Board approved the accelerated vesting of his stock options, resulting in recognition of the remaining unrecognized stock option compensation expense.

Restricted Stock and Option Awards

Upon election to the Board, each non-employee member of the Board receives a one-time grant of 2,000 options to purchase the Company’s Common Stock.  The exercise price for such options is equal to the fair market price per share on the date of the grant, which is approved by the Committee.  These options vest and become exercisable as to 25% of such shares on the date of the option grant, 25% on the first anniversary of the date of the grant and as to an additional 25% of such shares on the second and third anniversaries of the date of the grant, respectively, based on continued service through the applicable vesting date.  Effective as of June 13, 2006, Directors also received annual grants of 800 options commencing after their first year of service as a director.  The Chairman of the Audit Committee receives an additional annual grant of 200 options.  The Chairman of the Stock Option and Compensation Committee receives an additional annual grant of 120 options.  The Chairman of the Governance and Nominating Committee receives an additional annual grant of 80 options (as long as such person is not the Chair of any other committee of the Board).  The Chairman of the Board receives an additional annual grant of 400 options.  Directors are also eligible to receive restricted stock and option awards under the terms of the Company’s 2007 Plan.  The annual grants of stock options to directors in fiscal year 2007 were made pursuant to the DGTC Plan and the annual grants of stock options to directors in fiscal year 2008 and 2009 were made pursuant to the 2007 Plan.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in this Proxy Statement filed on Schedule 14A, filed pursuant to the Exchange Act.  Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors

General Merrill A. McPeak, Chairman

T. Scott Avila

This Compensation Committee Report is not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Acts.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Merrill A. McPeak, as Chairman, and T. Scott Avila.  During the fiscal year ended July 31, 2010, the Compensation Committee consisted of Merrill A. McPeak as Chairman, and T. Scott Avila.  Gerald M. Czarnecki also served as a member of the Compensation Committee until his resignation, effective April 1, 2010.  None of these individuals were at any time during the fiscal year ended July 31, 2010 or at any other time one of our officers or employees.  Other than Mr. Quicke, the Company’s CEO, none of our executive officers serve as a member of the Board or the Compensation Committee of any other entity which has one or more executive officers serving as a member of our Board or Compensation Committee.

Certain Relationships and Related Transactions

Transactions with Related Persons

On October 15, 2009, the Company entered into the Services Agreement.  Pursuant to the Services Agreement, SP Corporate Services provides the Company with the services of John J. Quicke as the Company’s Chief Executive Officer.  Mr. Quicke had been serving as the Company’s President and Chief Executive Officer since his appointment to such position on August 28, 2009, and is a member of the Company’s Board of Directors.

Pursuant to the Services Agreement, the Company pays SP Corporate Services $30,000 per month as consideration for Mr. Quicke’s services.  Additionally, the Company agreed to reimburse SP Corporate Services and Mr. Quicke for certain expenses, including but not limited to reasonable and necessary business expenses incurred on behalf of the Company.  The Services Agreement will terminate immediately upon the earlier of (i) appropriate written notice given by either party, or (ii) the death of Mr. Quicke.

SP Corporate Services is an affiliate of Steel Partners.  Mr. Quicke is a Managing Director and operating partner of Steel Partners.  James Henderson, Chairman of the Company’s Board of Directors, is a Managing Director and operating partner of Steel Partners.  Steel Partners is the manager of SP II, which reported in a Schedule 13D with respect to its investment in the Company, originally filed with the SEC on September 26, 2002 and subsequently amended, most recently on January 3, 2011, that it owns approximately 45.8% of the Company’s outstanding common stock.

The Services Agreement was unanimously approved by the Company’s disinterested directors and the Audit Committee of the Board of Directors, and SP Corporate Services will be subject to the supervision and control of the Company’s disinterested directors while performing its obligations under the Services Agreement.

Review, Approval or Ratification of Transactions With Related Persons

During fiscal 2010, the Company had a policy for the review of transactions in which the Company was a participant, the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years and in which any of the Company’s directors or executive officers, or their immediate family members, had a direct or indirect material interest.  Any such related person transaction was to be for the benefit of the Company and upon terms no less favorable to the Company than if the related person transaction was with an unrelated party.  While this policy was not in writing during fiscal 2010, the Company’s Board of Directors was responsible for approving any such transactions and the CEO was responsible for maintaining a list of all existing related person transactions.  Other than the transaction described above, the Company had no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant, where the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and any director, executive officer or any of their immediate family members had a material direct or indirect interest reportable under applicable SEC rules or that required approval of the Board of Directors under the Company’s Related Person Transaction Policy.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE 2007 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED AND RESERVED FOR ISSUANCE

On March 20, 2007, the Company’s shareholders approved the adoption of the 2007 Incentive Stock Plan (the “2007 Plan”), which contained a total of 80,000 shares of the Company’s common stock available for grant thereunder.

On January 17, 2011, the Board of Directors adopted resolutions approving and authorizing, subject to stockholder approval, an amendment to the 2007 Plan to increase the number of shares authorized and reserved for issuance thereunder by 300,000 shares (the “Amended Plan”).  Shareholders are being asked to approve the Amended Plan.

The following is a summary of the principal features of the Amended Plan.  The following summary is qualified in its entirety by the specific language of the Amended Plan, a copy of which is attached hereto as Exhibit A and a copy of which is available to any shareholder upon written request to the Secretary of the Company.

Summary of the Amended Plan

Purpose

The purpose of the Amended Plan is to serve as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to the Company and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Administration

The Amended Plan will be administered by a committee appointed by the Board of Directors, consisting of two or more outside, non-employee directors (the “Committee”).  The Committee will have full power and authority to designate recipients of options (as defined in the Amended Plan) and restricted stock (as defined in the Amended Plan) under the Amended Plan and to determine the terms and conditions of the respective option and restricted stock agreements and to interpret the provisions and supervise the administration of the Amended Plan.  The Committee will also have the authority to designate which options granted under the Amended Plan will be incentive options (as defined in the Amended Plan) and which shall be nonqualified options (as defined in the Amended Plan).

Eligibility

Options and restricted stock may be granted under the Amended Plan to directors, officers and employees of the Company, as well as consultants who meet the eligibility requirements of Rule 701 under the Securities Act of 1933 (collectively, the “Participants”).  Incentive options may only be granted to employees of the Company and any subsidiary.  In selecting Participants under the Amended Plan, and in determining the number of shares to be covered by each option or shares of restricted stock granted to Participants, the Committee may consider any factors it deems relevant, including the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of  responsibility for and contribution to the growth and success of the Company or any subsidiary, the Participant’s length of service, promotions and potential.

Stock Reserved For the Amended Plan

A total of 380,000 shares of the Company’s Common Stock shall be subject to the Amended Plan.  The maximum number of shares of Stock that may be subject to options granted under the Amended Plan to any individual in any calendar year shall not exceed 16,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Common Stock subject to the Amended Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such amount of shares of Common Stock shall be and is hereby reserved for such purpose.

Terms and Conditions of Options

Options granted under the Amended Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Amended Plan.

a)           OPTION PRICE.  The purchase price of each share of Common Stock purchasable under an incentive option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the fair market value (as in the Amended Plan) of such share of Common Stock on the date the option is granted; provided, however, that with respect to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock shall be at least 110% of the fair market value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a nonqualified option shall not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted.

b)           OPTION TERM.  The term of each option is fixed by the Committee, but no option  under the Amended Plan is exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted.

c)           EXERCISABILITY.  Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become exercisable as to one-quarter of the total amount of shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant; and provided further that no options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

d)           NON-TRANSFERABILITY OF OPTIONS.  Options are not transferable and may be exercised solely by the optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any option contrary to the provisions of the Amended Plan shall be void and ineffective and shall give no right to the purported transferee.  The Committee, in its sole discretion, may permit a transfer of a nonqualified option to (i) a trust for the benefit of the optionee, or (ii) a member of the optionee’s immediate family (or a trust for his or her benefit).

e)           TERMINATION BY DEATH.  Unless otherwise determined by the Committee, if any optionee’s employment with or service to the Company or any subsidiary terminates by reason of death, the option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one (1) year after the date of such death (or, if later, such time as the option may be exercised  pursuant to Section 14(d) of the Amended Plan) or until the expiration of the stated term of such option as provided under the Amended Plan, whichever period is shorter.

f)           TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee, if any optionee’s employment with or service to the Company or any subsidiary terminates by reason of total and permanent disability, any option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the option may be exercised pursuant to Section 14(d) of the Amended Plan) or the expiration of the stated term of such option, whichever period is shorter; PROVIDED, HOWEVER, that, if the optionee dies within such three (3) month period, any unexercised option held by such  optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the option may be exercised pursuant to Section 14(d) of the Amended Plan) or for the stated term of such option, whichever period is shorter.

g)           TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee, if any optionee’s employment with or service to the Company or any subsidiary terminates by reason of normal or early retirement (as such terms are defined in the Amended Plan), any option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment (or, if later, such time as the option may be exercised otherwise pursuant to the Amended Plan) or service or the expiration of the stated term of such option, whichever date is earlier; provided, however, that, if the optionee dies within such three (3) month period, any unexercised option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of  death, for a period of one (1) year after the date of such death (or, if later, such time as the option may be exercised otherwise pursuant to the Amended Plan) or for the stated term of such option, whichever period is shorter.

h)           OTHER TERMINATION.  Unless otherwise determined by the Committee upon grant, if any optionee’s employment with or service to the Company or any subsidiary terminates for any reason other than death, disability or normal or early retirement, the option shall thereupon terminate, except that the portion of any option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such option's term if the optionee’s employment or service with the Company or any subsidiary or affiliate is terminated by the Company or such subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of an optionee from the employ of or service to the Company to the employ of or service to a subsidiary, or vice versa, or from one subsidiary to another, is not deemed to constitute a termination of employment or service for purposes of the Amended Plan.

Terms and Conditions of Restricted Stock

Restricted stock may be granted under this Amended Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of restricted stock upon a change of control), not inconsistent with the terms of the Amended Plan, as the Committee shall deem desirable:

a)           GRANTEE RIGHTS.  A grantee shall have no rights to an award of restricted stock unless and until grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.

b)           FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK.  Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied.  Shares of restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of additional shares or property in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock.

c)           CHANGE OF CONTROL.  Upon the occurrence of a change in control (as defined in the Amended Plan), the Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Committee, in its sole discretion.

d)           TERMINATION OF EMPLOYMENT.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of restricted stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of restricted stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.

Clawback

The Committee shall, in all appropriate circumstances, require reimbursement of any annual incentive payment including incentive options and non-qualified options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC; and (ii) a lower payment would have been made to the executive based upon the restated financial results.  In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.  For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

Term of Amended Plan

No option or shares of restricted stock shall be granted pursuant to the Amended Plan on or after the date that is ten years from the effective date of the Amended Plan, but options or shares of restricted stock theretofore granted may extend beyond that date.

Capital Change of the Company

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Amended Plan and in the number and option price of shares subject to outstanding options granted under the Amended Plan, to the end that after such event each optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any incentive options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding restricted stock granted under the Amended Plan.

Taxes

a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any options or restricted stock granted under the Amended Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

b)           If any grantee, in connection with the acquisition of restricted stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

c)           If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within ten (10) days.

Amendment and Termination

The Board may amend, suspend, or terminate the Amended Plan, except that no amendment shall be made that would impair the rights of any Participant under any option or restricted stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company would:

a)           materially increase the number of shares that may be issued under the Amended Plan, except as otherwise provided in the Amended Plan;

b)           materially increase the benefits accruing to the Participants under the Amended Plan;

c)           materially modify the requirements as to eligibility for participation in the Amended Plan;

d)           decrease the exercise price of an incentive option to less than 100% of the fair market value per share of Common Stock on the date of grant thereof or the exercise price of a nonqualified option to less than 100% of the fair market value per share of Common Stock on the date of grant thereof; or

e)           extend the term of any option beyond that provided for in the Amended Plan.

Aggregate Past Grants Under the 2007 Plan

As of January 19, 2011, awards covering 85,160 shares of the Company’s common stock had been granted under the Plan.  This number of shares includes 18,900 shares subject to awards that expired or terminated without having been exercised or paid and became available for new award grants under the 2007 Plan.

Amended Plan Benefits

No awards relating to the additional 300,000 shares of common stock available for future awards, contained in the proposed amendment, will be granted pursuant to the Amended Plan until such an increase of shares available for future awards is approved by our shareholders.  Awards under the Amended Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable.  In addition, benefits under the Amended Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates, and actual Company performance against performance goals established with respect to performance awards, among other things.  Consequently, it is not possible to determine the exact benefits or number of shares subject to awards that may be granted in the future to persons eligible for participation in the Amended Plan.

As of January 21, 2011, the closing price of our common stock as reported on the OTC Bulletin Board was $10.05 per share.

The approval of the Amended Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Meeting.

In addition, the Company’s Board approved certain changes to the Amended Plan that do not require shareholder approval and which changes will be effective upon approval of Proposal 2 by our shareholders.  The following is a summary of such changes:

a)           A clawback provision was added to reflect recent Dodd-Frank Wall Street Reform and Consumer Protection Act legislation providing for reimbursement of annual incentive payments to executive officers in certain instances when the financial statements of a Company are restated;

b)           Revisions were made to clarify that incentive stock options may be transferred in cases of divorce, but that in so doing such options become nonqualified stock options;

c)           The maximum number of shares of stock that may be subject to options granted under the Amended Plan to any individual in any calendar year was adjusted from 200,000 to 16,000 to account for the Stock Splits; and

d)           Other clarifying and technical amendments were made, including amendments intended to address compliance with Section 409A of the Internal Revenue Code.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2007 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED AND RESERVED FOR ISSUANCE THEREUNDER BY 300,000 SHARES.

PROPOSAL THREE

ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive and Director Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation is designed to (a) attract, retain and reward executive officers who contribute to the Company’s success and (b) align executive compensation with the achievement of the Company’s business objectives and the creation of longer-term value for shareholders.  Please read the “Compensation Discussion and Analysis” for additional details about the Company’s executive compensation programs, including information about the fiscal year 2010 compensation of the named executive officers.

We are asking shareholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “Named Executive Officers”).  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Named Executive Officers’ compensation.  Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors.  The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables shareholders to indicate how frequently we should seek an advisory vote on the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as relates to Proposal 3 included elsewhere in this Proxy Statement.  By voting on this Proposal, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two, or three years.

After careful consideration of this Proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every year, or annually, is the most appropriate alternative for the Company, and therefore the Board of Directors recommends that you vote for an annual interval for the advisory vote on executive compensation.  We believe that an annual vote allows for input from shareholders on the most frequent basis.  As such, an annual vote would likely foster more robust dialogue between the Board of Directors and our shareholders.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal.  The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders.  However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AN ANNUAL VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR

THE FISCAL YEAR ENDING JULY 30, 2011.

Upon the recommendation of the Audit Committee, the Board has selected BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending July 30, 2011.  While shareholder ratification is not required by the Company’s by-laws or otherwise, the Board of Directors is submitting the selection of BDO USA, LLP to the shareholders for ratification as part of good corporate governance practices.  If the shareholders fail to ratify the selection of BDO USA, LLP, the Board may, but is not required to, reconsider whether to retain BDO USA, LLP.  Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.  Representatives of BDO USA, LLP will be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders in attendance.

Audit Fees - The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended July 31, 2010, and August 1, 2009, for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years and for assistance with other registration statement filings made by the Company during those fiscal years were $341,366 and $296,753, respectively.

Audit-Related Fees - For the fiscal year ended August 2, 2008, fees billed by BDO USA, LLP for due diligence related services related to a potential business acquisition was approximately $99,600.  There were no fees for other professional services rendered during the fiscal years ended August 1, 2009 and July 31, 2010.

Tax Fees - There were no fees billed by BDO USA, LLP for tax services for the fiscal years ended July 31, 2010 and August 1, 2009.

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent public accountants in the categories of audit services, audit-related services, tax services and other services.  Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  The Audit Committee has approved all fees and advised us that it has determined that the non-audit services rendered by BDO USA, LLP during our most recent fiscal year are compatible with maintaining the independence of such auditors.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE ON THIS MATTER AT THE MEETING IS REQUIRED TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 30, 2011.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 30, 2011.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process, as more fully described in this Proxy Statement.  As set forth in the Audit Committee Charter, our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented, with BDO USA, LLP, the Company’s independent auditors for the fiscal year ended July 31, 2010.  The Audit Committee has received from BDO USA, LLP, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO the issue of its independence from the Company.  The Audit Committee also considered whether BDO USA, LLP’s non-audit services, including tax planning and consulting, are compatible with maintaining BDO USA, LLP’s independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010 filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

T. Scott Avila, Chairman
General Merrill A. McPeak

ANNUAL REPORT

The Company’s 2010 Annual Report, which contains certified financial statements of the Company for the fiscal year ended July 31, 2010, can be accessed on the Internet at http://www.proxyvote.com.

ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY’S 2010 ANNUAL REPORT, INCLUDING THE COMPANY’S CERTIFIED FINANCIAL STATEMENTS AND ANY EXHIBITS, UPON REQUEST, BY WRITING TO THE CORPORATE SECRETARY, DGT HOLDINGS CORP., 100 PINE AIRE DRIVE, BAY SHORE, NEW YORK 11706.

SHAREHOLDER PROPOSALS

Deadline for Receipt of Shareholder Proposals

Shareholder proposals that are intended to be presented at the Company’s 2012 annual meeting of shareholders must be received by the Company at the Company’s principal executive office located at 100 Pine Aire Drive, Bay Shore, New York 11706 no later than September 28, 2011 in order to be included in the proxy statement for that meeting.  Shareholders wishing to nominate directors or bring a proposal before the 2012 annual meeting of shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no earlier than September 28, 2011 and no later than later than October 28, 2011.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the date of the prior year’s meeting, then the deadline for providing written notice of a proposal to be included in the proxy statement for the Company’s 2012 annual meeting of shareholders is a reasonable time before the Company begins to print and mail its proxy materials.

Discretionary Voting Authority

On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act.  The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company’s proxy statement.  This amendment provides that if the Company does not receive notice of a proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  The date by which such notice must be received by the Company for the 2012 annual meeting is December 12, 2011.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company sends its proxy materials for the current year in order for the Company to be allowed to use its discretionary voting authority.

Other Matters to be Considered at the Annual Meeting

As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting.  If any other matters properly come before the Meeting, or any continuation of the Meeting pursuant to adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

By Order of the Board of Directors

/s/ John J. Quicke
President and Chief Executive Officer

January 26, 2011

EXHIBIT A

DGT HOLDINGS CORP.

AMENDED AND RESTATED 2007 INCENTIVE STOCK PLAN

1.           Purpose of the Plan.

This 2007 Incentive Stock Plan, as herein amended and restated (the “Plan”), is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to DGT Holdings Corp., a New York corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of the Company and consultants subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or shares of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 380,000 shares of the Company’s Common Stock, par value $0.10 per share (the “Stock”) all of which may be issued as Incentive Options, shall be subject to the Plan.  The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 16,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.  “Fair Market Value” means the closing price on the date of grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code including, but not limited to, Section 409A.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-quarter of the total amount of shares subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)           An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term “person” is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (1) the then-outstanding shares of common stock of the Company (or any other securities into which such shares of common stock are changed or for which such shares of common stock are exchanged) (the “Shares”) or (2) the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this paragraph (a), the acquisition of Shares or Voting Securities in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute a Change in Control.  A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(ii)           The individuals who, as of the Effective Date, are members of the board of directors of the Company (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the board of directors of the Company or, following a Merger (as hereinafter defined), the board of directors of (x) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then-outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”) or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; provided, however, that, if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; and provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board of directors of the Company (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(iii)           The consummation of:

(a)           A merger, consolidation or reorganization (1) with or into the Company or (2) in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.”  A “Non-Control Transaction” shall mean a Merger in which:

(i)           the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(ii)           the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(iii)           no Person other than (1) the Company, (2) any Related Entity, or (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to the Merger had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or Voting Securities, has Beneficial Ownership, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(b)           A complete liquidation or dissolution of the Company; or

(c)           The sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  Notwithstanding the forgoing, an Optionee may not take any actions that are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission or any agency thereunder. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Non-transferability of Options.  Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled  thereto under his will or the laws of descent and distribution or pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).

(f)           Termination by Death.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)           Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h)           Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)           Other Termination.  Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such Option's term if the Optionee’s employment or service with the Company or any Subsidiary or Affiliate is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(j)           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(k)           Grants to Foreign Employees.  The terms of grants to foreign employees may vary from the terms of this Section 5 provided that the terms shall only be more restrictive than any term in this Section 5.

6.           Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)           Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)           Termination of Employment.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.           Term of Plan.

No Option or shares of Restricted Stock shall be granted pursuant to the Plan on or after the date that is ten years from the effective date of the Plan, but Options or shares of Restricted Stock theretofore granted may extend beyond that date.

8.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan (and any annual limitation set forth in Section 4) and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.           Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.           Taxes.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.           Effective Date of Plan.

The Plan shall be effective on February 22, 2007; except that the amendment (the “Amendment”) set forth in Section 4 increasing the number of shares of Stock by 300,000 shares shall be effective on January 17, 2011; provided, however, that if, and only if, certain options are intended to qualify as Incentive Options, the Amendment must subsequently be approved by majority vote of the Company’s stockholders no later than January 16, 2012 and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval of the Amendment set forth in Section 162(m) of the Code are satisfied.

12.           Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)           materially increase the benefits accruing to the Participants under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(e)           extend the term of any Option beyond that provided for in Section 5(b); or

(f)           except as otherwise provided in Sections 5(c), 5(l) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) or an exemption to Section 409A and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time to the minimum extent (without, in the case of an award, the consent of the Participant) necessary to comply with the Section 409A Rules.  Notwithstanding the foregoing, Participants are solely responsible for the tax consequences to them of Awards under the Plan including the consequence under Section 409A.

13.           Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.           General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.           Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.           Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

17.           Relationship Between Documents.

In the event of any conflict between the terms of any Award and the terms of any employment agreement, the terms of the employment agreement shall govern.  In the event of any conflict between the terms of the Plan and any Award, the terms of the Plan shall govern.

18.           Clawback.

The Committee shall, in all appropriate circumstances, require reimbursement of any annual incentive payment including Incentive Options and Non-Qualified Options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the executive based upon the restated financial results.  In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.  For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

19.           Nature of Payments.

Awards shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between the Company or any Subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

DGT HOLDINGS CORP. ATTN: MARK A. ZORKO 100 PINE AIRE DRIVE BAY SHORE, NY 11706
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes  Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M29194-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DGT HOLDINGS CORP.		For All	Withhold All	For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
__________________________________________

The Board of Directors recommends that you vote 1 year on the following proposal:

4. TO VOTE, ON AN ADVISORY BASIS, ON THE FREQUENCY AT WHICH THE COMPANY SHOULD INCLUDE AN ADVISORY VOTE REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITS PROXY STATEMENT.

The Board of Directors recommends you vote FOR Proposal 5:

5. TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 30, 2011.

DISCRETIONARY AUTHORITY:

In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE FIVE (5) NOMINEES AS DIRECTORS, TO APPROVE PROPOSALS 2, 3 AND 5, AND FOR 1 YEAR FOR PROPOSAL 4.

The Board of Directors recommends that you vote FOR the following:
		0	0	0
1.	ELECTION OF DIRECTORS:

	The election of the following nominees to the Board of Directors, to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and shall qualify:				1 Year 0	2 Years 0	3 Years 0	Abstain 0

	Nominees:
	01) JAMES R. HENDERSON 02) GENERAL MERRILL A. MCPEAK 03) JAMES A. RISHER 04) JOHN J. QUICKE 05) T. SCOTT AVILA					For	Against	Abstain
						0	0	0

The Board of Directors recommends that you vote FOR Proposals 2 and 3:		For	Against	Abstain

2.	TO APPROVE AN AMENDMENT TO THE COMPANY’S 2007 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED AND RESERVED FOR ISSUANCE THEREUNDER BY 300,000 SHARES.	0	0	0

3.	TO APPROVE AN ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	0	0	0

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting.			0 Yes	0 No

NOTE: Please sign exactly as your name or names appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which signing, When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer with the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important  Notice  Regarding  the Availability  of Proxy Materials  for the Annual Meeting:
The Notice and Proxy Statement  and Annual Report on Form 10-K are available at www.proxyvote.com.

M29195-TBD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
DGT HOLDINGS CORP.

Proxy - Annual Meeting  of Shareholders
March 8, 2011

The undersigned,  a shareholder of DGT Holdings Corp., a New York corporation (the" Company"),  does hereby appoint Mark A. Zorko and John J. Quicke and each of them (with full power to act alone), the true and lawful attorneys  and proxies with full power of substitution,  for and in the name, place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally present at the 2011 Annual Meeting of Shareholders of the Company to be held at the offices of OLSHAN GRUNDMAN  FROME ROSENZWEIG & WOLOSKY LLP, Park Avenue Tower, 65 East 55th Street, New York, NY 10022  on March 8, 2011 at 10:00 AM Eastern Time, or at any adjournment  or postponement   thereof.

The undersigned  hereby revokes any proxy or proxies heretofore  given and acknowledges  receipt of a copy of the Notice of Annual Meeting and Proxy Statement,  both dated  January 26, 2011 and a copy of the Company's  Annual Report on Form 10-K for, the fiscal year ended  July 31, 2010.

THIS PROXY WILL BE VOTED IN ACCORDANCE   WITH ANY DIRECTIONS HEREIN GIVEN.  UNLESS OTHERWISE  SPECIFIED, THIS PROXY WILL  BE  VOTED TO ELECT  THE  FIVE  (5) NOMINEES  AS DIRECTORS,  TO APPROVE  PROPOSALS  2,  3  AND 5, AND FOR 1 YEAR FOR PROPOSAL 4.

Address Changes/Comments: ___________________________________________________________________________________________________________

  (If you noted  any Address Changes/Comments   above,  please mark corresponding  box on the reverse side.)
Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.